THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY APPLICABLE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER SUCH STATE SECURITIES LAWS OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.

                        TORNADO GOLD INTERNATIONAL CORP.

              SPECIAL WARRANT TO ACQUIRE SHARES OF COMMON STOCK


No. SW-00001                                                       July 14, 2006


                                           5,000,000 Special Warrants to Acquire
                                                          Shares of Common Stock


      FOR VALUE RECEIVED, Tornado Gold International Corp., a Nevada corporation with its principal office located at 8600 Technology Way, Suite 118, Reno, Nevada 89521 (the "Company"), hereby certifies that Credit Suisse Client Nominee
(UK) Limited, its successor or permitted assigns (the "Holder"), holds that number of Special Warrants set forth above and is entitled, subject to the provisions of this Special Warrant certificate, to acquire from the Company, at the times specified herein and without payment of additional consideration, one
(1) fully paid and non-assessable share of Common Stock of the Company, par value $.001 per share (the "Common Stock"), for each Special Warrant, subject to adjustments as set forth herein.

      Notwithstanding anything contained herein to the contrary, the Warrant represented by this certificate shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise of the Warrant, if, after giving effect to such exercise, the Holder, together with any Affiliate of the Holder (including any person or company acting jointly or in concert with the Holder) would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise; provided, however, that upon a holder of this Warrant providing the Company with sixty-one (61) days notice (the "Waiver Notice") that such Holder would like to waive this paragraph with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this paragraph will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice. For the purposes of this paragraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

      1. Definitions. (a) The following terms, as used herein, have the following meanings:

      "Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

      "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of Reno, Nevada, are authorized by law to close.

      "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

      "Duly Endorsed" means duly endorsed in blank by the Person or Persons in which whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signatures(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange act or of the National Association of Securities Dealers, Inc.

      "Exercise Date" means the date a Warrant Exercise Notice is delivered to the Company in the manner provided in Section 8 below.

      "Expiry Date" is July 14, 2016.

      "Initial Warrant Exercise Date" means the date hereof.

      "Person" means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Principal Market" means the National Association of Securities Dealers electronic over-the-counter bulletin board ("OTCBB"), or if not quoted on the OTCBB, the primary securities exchanges or market on which such security may at the time be listed or quoted for trading.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Subscription Agreement" means the Subscription Agreement dated July 13, 2006, between the original holder of this Warrant and the Company.

      "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

      2. Exercise of Special Warrant.

            (a) Voluntary Exercise. The Holder is entitled to exercise these Special Warrants in whole or in part at any time on or after the Initial Warrant Exercise Date until the Expiration Date. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. No earlier than five (5) days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

            (b) Mandatory Exercise. If any Special Warrants have not been voluntarily exercised by the holders thereof prior to the Expiry Time, then such Special Warrants will be deemed to have been exercised, delivered and surrendered by the holder thereof immediately prior to the Expiry Time without any further action on the part of the holder. The Company shall issue Warrant Shares upon such deemed exercise without notice or surrender of this Warrant Certificate.

            (c) If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 5 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

            (d) In the event of any exercise of the rights represented by these Special Warrants in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery Date").

            (e) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Warrant Shares or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property to the Person or Persons entitled to receive the same.

        3. Restrictive Legend and Registration.

            (a) Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to applicable law.

            (b) The Company agrees to reissue these Special Warrants or certificates representing any of the Warrant Shares, without the legend if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Company upon the occurrence of: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Securities and Exchange Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 3(b), the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 3(b) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant Certificate.

        4. Covenants of the Company.

            (a) The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of these Special Warrants such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of these Special Warrants as will be sufficient to permit the exercise in full of these Special Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

            (b) The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of these Special Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of these Special Warrants and (ii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under these Special Warrants.

            (c) Before taking any action which would result in an adjustment in the number of shares of Common Stock for which these Special Warrants are exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            (d) The Company covenants that during the period these Special Warrants is outstanding, it will use its best efforts to comply with any and all reporting obligations under the Securities Exchange Act of 1934, as amended.

            (e) The Company will take all such reasonable action as may be necessary (i) to maintain a Principal Market for its Common Shares in the United States and (ii) to assure that such Warrant Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

            (f) The Company shall preserve and maintain its corporate existence and all licenses and permits that are material to the proper conduct of its business and it shall refrain from changing its name.

            (g) The Company will not close its shareholder books or records in any manner which prevents the timely exercise of these Special Warrants.

        5. Exchange, Transfer or Assignment of Warrant; Registration

            (a) Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

            (b) The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber any Special Warrants or Warrant Shares unless such securities are registered under the Securities Act and registered or qualified under any applicable state securities laws or such transfer is effected pursuant to an available exemption from registration.

            (c) The Holder of these Special Warrants has been granted certain registration rights by the Company. The registration rights are set forth in that certain Subscription Agreement; the terms of the Subscription Agreement are incorporated herein by this reference. A copy of the Subscription Agreement is available for inspection at the principal offices of the Company upon written request.

      6. Anti-Dilution Provisions. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of these Special Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares shall be proportionately adjusted to reflect such dividend, distribution, subdivision, reclassification or combination. For example, if the Company declares a 2-for-1 stock split and the number of Warrant Shares immediately prior to such event was 200,000, the number of Warrant Shares immediately after such event would be 400,000. Such adjustment shall be made successively whenever any event listed above shall occur.

            (b) In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Holder of these Special Warrants thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of these Special Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 6.

            (c) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of these Special Warrants, Special Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in this Warrant Certificate.

            (d) In case at any time or from time to time conditions arise by reasons of action taken by the Company, which in the reasonable opinion of its Board of Directors, are not adequately covered by the provisions of Section 6 hereof, and which might materially and adversely affect the exercise rights of the Holder hereof, the Board of Directors shall appoint a firm of independent certified public accountants, which may be the firm regularly retained by the Company, which will give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of Section 6 necessary with respect to the number of shares of Common Stock for which these Special Warrants are exercisable, so as to preserve, without dilution, the exercise rights of the Holder. Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

      7. Loss or Destruction of Special Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

      8. Notices. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or fax number) set forth below, or such other address (or fax number) as shall have been furnished to the party giving or making such notice, demand or delivery:

                  If to the Company:

                         Tornado Gold International Corp.
                         Attention: Chief Executive Officer
                         8600 Technology Way, Suite 118
                         Reno, Nevada  89521
                         Fax number: 775-853-8921

                         with a copy to:
                         (which shall not constitute notice)

                         Bryan Cave LLP
                         Attention: Randolf W. Katz
                         1900 Main Street, Suite 700
                         Irvine, California 92614
                         Fax number: 949-223-7100

                  If to the Holder:

                        RAB Special Situations (Master) Fund Limited
                        RAB Special Situations LP
                        c/o RAB Capital Limited
                        No. 1 Adam Street
                        London W2CN 6LE
                        United Kingdom

                        with a copy to:
                        (which shall not constitute notice)

                        Dorsey & Whitney LLP
                        Attention:  Kenneth Sam
                        Republic Plaza Building, Suite 4700
                        370 Seventeenth Street
                        Denver, Colorado 80202-5647
                        Fax number:  303-629-3450

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

      9. Rights of the Holder. Prior to exercise of any of these Special Warrants, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or any notice of any proceedings of the Company except as may be specifically provided for herein.

      10. GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

      11. Amendments; Waivers. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, bin the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      12. Company Reorganization. In the even of any sale of substantially all the assets of the Company or any reorganization, reclassification, merger or consolidation of the Company where the Company is not the surviving entity, then as a condition to the Company entering into such transaction, the entity acquiring such assets or the surviving entity, as the case may be, shall agree to assume the Company's obligations hereunder.

      IN WITNESS WHEREOF, the Company has duly caused these Special Warrants to be signed by its duly authorized officer and to be dated as of July 14, 2006.

                                    TORNADO GOLD INTERNATIONAL CORP.


                                    By:
                                          ------------------------------------
                                          Earl Abbott, Chief Executive Officer

                          SPECIAL WARRANT EXERCISE FORM

              (To be delivered prior to exercise of the Warrant by execution of the Warrant Exercise Subscription Form)

To:  Tornado Gold International Corp.

      The undersigned hereby tenders for exercise ___________ Special Warrants to acquire shares of Common Stock, par value $.0001 per share, of Tornado Gold International Corp.


Date:____________________

                                    --------------------------------
                                    (Signature of Owner)

                                    --------------------------------
                                    (Street Address)

                                    --------------------------------
                                    (City) (State) (Zip Code)



Securities to be issued to:
                           ---------------------------------------------------

Please insert social security or identifying number:
                                                    --------------------------

Name:
     -------------------------------------------------------------------------

Street Address:
               ---------------------------------------------------------------

City, State and Zip Code:
                         -----------------------------------------------------



Any unexercised portion of the Special Warrants evidenced by the within Warrant Certificate to be issued to:
                            --------------------------------------------------

Please insert social security or identifying number:

Name:
     -------------------------------------------------------------------------

Street Address:
               ---------------------------------------------------------------

City, State and Zip Code:
                         -----------------------------------------------------

                         SPECIAL WARRANT ASSIGNMENT FORM

                              Dated ___________ ___, _____


      FOR VALUE RECEIVED, _______________________ hereby sells, assigns and
transfers unto                                         (the "Assignee"),
              ----------------------------------------
               (please type or print in block letters)

------------------------------------------------------------------------------
(insert address)

its right to purchase up to shares of Common Stock represented by this Warrant Certificate and does hereby irrevocably constitute and appoint
_______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.



                                    Signature:______________________________

Holder Information

--------------------------------------------------------------------------------
Holder Information                            Registration Information

 RAB Special Situations (Master) Fund     Registration of the certificates
               Limited                    representing the Securities should be
         c/o RAB Capital Plc              made exactly as follows (if space is
            1 Adam Street                 insufficient, attach a list):
           London WC2N 6LE                Credit Suisse Client Nominees (UK)
            United Kingdom                              Limited
        Phone: 44 20 7389 7000                     One Cabot Square
         Fax: 44 20 7389 7057                   London, United Kingdom
       email: legal@rabcap.com                          E14 4QJ
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Delivery of Certificates

      The certificates representing the Securities are to be delivered as follows (if different from the address(es) set forth above):

                               -------------------------------------------------
                                                 Martin Feast
Street Address:                           Prime Brokerage Settlements
City, State, Postal/Zip Code:                 CSFB (Europe) Ltd.
Contact Name/Phone No.:                        One Cabot Square
                                                London E14 4QJ
                                                United Kingdom
                                            Phone: 44 20 7888 1187
                                             Fax: 44 20 7458 8245
--------------------------------------------------------------------------------
Notation:                        RAB Special Situations (Master) Fund Limited
--------------------------------------------------------------------------------


Copy of Notices to:

Dorsey & Whitney LLP
4700 Republic Plaza
370 Seventeenth St.
Denver, Colorado 80202
Attention:  Kenneth G. Sam
Fax number:  303-629-3450